EXHIBIT 10.3
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                       REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 9th day of March, 1998 by and between AMLI Residential Properties Trust, a Maryland real estate investment trust (the "Company"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Investor").

      WHEREAS, pursuant to that certain Preferred Share Purchase Agreement dated as of February 20, 1998 (the "Purchase Agreement"), among the Company, AMLI Residential Properties Trust, L.P., a Delaware limited partnership, and the Investor, the Investor has agreed to purchase 3,125,000 shares of Series B Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, of the Company (the "Preferred Shares"), all of which Preferred Shares may be converted into the Company's common shares of beneficial interest, par value $.01 per share (the "Common Shares"), pursuant to the terms of such Preferred Shares; and

      WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the Common Shares issued or issuable upon conversion of shares of Preferred Shares (collectively, "Conversion Shares" or the "Registrable Shares"); and

      WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

      NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements and warranties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      SECTION 1. CERTAIN DEFINITIONS. In this Agreement, the following terms shall have the following respective meanings:

            "Accredited Investor" shall have the meaning set forth in Rule 501 under the Securities Act.

            "Affiliate" shall mean, when used with respect to any Person, another Person which directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same are in effect at the relevant time.

            "Holders" shall mean (a) the Investor and (b) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144.

            "Indemnified Party" shall have the meaning ascribed to it in
Section 4(c) of this Agreement.

            "Indemnifying Party" shall mean the meaning ascribed to it in
Section 4(c) of this Agreement.

            "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.


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            "Preferred Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

            "Registrable Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with
Section 2, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including, without limitation, the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (g) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

            "Registration Request" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

            "Rule 144" shall mean Rule 144 under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same are in effect at the relevant time.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares and, if neither the Company nor any Person not a Holder shall include securities within the subject Registration, shall include all travel and other expenses of members of the management of the Company and its affiliates in connection with the matters described in SECTION 6 (and if the Company or any such Person shall so include securities, Selling Expenses shall include a pro rata portion of such travel and other expenses).

      SECTION 2. REGISTRATION.

      (a) Upon receipt of a written request (a "Registration Request") delivered not earlier than nine months from the date of this Agreement from Holders holding at least 50% of the Preferred Shares and Registrable Shares then outstanding, the Company shall, as soon as practicable but not later than 30 days after its receipt of such Registration Request, prepare and file with the Commission a registration statement for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders thereof; shall use its best efforts to effect such Registration as soon as


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practicable but not later than 90 days after its receipt of such
Registration Request (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the earlier of
(i) the third anniversary of the date hereof, (ii) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144 and (iii) the date on which all of the Registrable Shares may be sold in accordance with Rule 144(k); PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

            Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a single period of not more than 90 days each during each calendar year, if the Company furnishes to the Holders a certificate signed by the President or any other executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or to continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or to suspend sales under a filed registration statement).

      (b) The Company shall promptly notify the Holders of the occurrence of the following events:

            (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

            (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

            (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a);

            (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

            (v) the existence of any event, fact or circumstance which results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible.

      (c) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and


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any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange (or, if the Common Shares is no longer listed thereon, with such other securities exchange or market on which the Common Shares is then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

      (d) The Company agrees to use its best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

      (e) Subject to the Company's Suspension Right, if any event, fact or circumstance exists requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (f)   The Company agrees to use its reasonable best efforts
(including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class are then listed.

      (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares was effective, to make available to its security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act.

      (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

      SECTION 3. EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses incurred in connection with the Registration, qualification or compliance pursuant to Section 2. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

      SECTION 4.  INDEMNIFICATION.

      (a) The Company shall indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a


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material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

      (b) Each Holder shall indemnify the Company, each of its trustees and each of its officers who sign the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other Holder with Registrable Shares covered by such registration statement, and each officer, director and controlling person of each such other Holder, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with information furnished in writing to the Company or such underwriter by such Holder for inclusion therein.

      (c) Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 4 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party did not employ counsel to take charge of the defense of such action or the Indemnified Party reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

      (d) If the indemnification provided for in this Section 4 is unavailable to a party which would have been an Indemnified Party under this Section 4 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party which would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and


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liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(d).

      (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 4 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

      SECTION 5. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request and as is required in connection with the Registration and related proceedings referred to in Section 2. If any Holder fails to provide the Company with such information within three weeks of the Company's request, the Company's obligations under Section 2 with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

      SECTION 6. UNDERTAKING TO PARTICIPATE IN UNDERWRITING. If the Holders of at least $40 million of the Registrable Securities propose to sell Registrable Securities in an underwritten public offering, the Company shall make available members of the management of the Company and its affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings.

      SECTION 7. Rule 144 Sales.

      (a) The Company covenants that it shall file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144.

      (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

      SECTION 8. MISCELLANEOUS.

      (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the conflict of law provisions thereof.


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      (b)   Entire Agreement. This Agreement constitutes the entire
agreement between the parties with respect to the subject matter hereof.

      (c) Amendment. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party sought to be bound thereby.

      (d) Notices, etc. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing, and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on the fifth business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified. Notices shall be addressed as follows: (i) if to the Investor, at the Investor's address or fax number set forth below its signature hereto, or at such other address or fax number as such Investor furnished to the Company in writing, or (ii) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee furnished to the Company in writing, or (iii) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company furnished to the Investor or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

      (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      (g) Titles and Subtitles. The title and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      (h) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

      (i) Remedies. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

      (j) Attorneys' Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.




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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         AMLI RESIDENTIAL PROPERTIES TRUST


                                         By: /s/ Allan J. Sweet
                                         Name: Allan J. Sweet
                                         Title: President



                                         SECURITY CAPITAL PREFERRED
                                         GROWTH INCORPORATED


                                         By: /s/ David Rosenbaum
                                         Name: David Rosenbaum
                                         Title: Vice President